                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: October 18, 2004

                            BIMS Renewable Energy.

               (Exact Name of Registrant as Specified in Charter)

         FLORIDA                      000-32663                65-0909206

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(State or other jurisdiction        (Commission           (IRS Employer

      of incorporation)              File Number)          Identification No.)

  299 N. Riverside Drive, Suite 901, Pompano Beach  FL            33062

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     (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:  (514) 362-8188

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satis~’ the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR24O. 14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)  Due to the death of Mr Mark Cohen, CPA , the company has engaged Mr. Philippe H. Elie, CPA, 6245 VISTA DEL MAR, MARGATE, Florida 33063-9305.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIMS Renewable Energy.

Date:  October 21, 2004               By:    /s/ Abdel Jabbar Abouelouafa

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                                       Name:  Abdel Jabbar Abouelouafa

                                       Its:   President